Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: EBHI Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: Oct 4—Oct 31, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit/ Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-la Yes

Schedule of Professional Fees Paid MOR-lb No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes;

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

11/18/09 Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: Oct 4—Oct 31, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Oct 4 - Oct 31, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number	Balance
LaSalle Global Trust Services (1)	Segregated Deposit Account Escrow	XX3248	$ 654,000
LaSalle Global Trust Services (1)	Resolved Cure Escrow	XX3273	1,200,017
LaSalle Global Trust Services (1)	Unresolved Cure Escrow	XX3275	764,771
LaSalle Global Trust Services (1)	Partially Paid Cure Escrow	XX3274	146,456
LaSalle Global Trust Services (1)	Lease Cure Escrow	XX3272	2,685,022
LaSalle Global Trust Services (1)	Working Capital Escrow	XX3276	10,010,500
LaSalle Global Trust Services (1)	Carve Out Escrow	XX3277	7,412,733

(1) Amount is included in Prepaid Expenses on MOR - 3: Balance Sheet.

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Brent J. Kugman
Printed Name of Authorized Representative

In re: EBHI Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: Oct 4—Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $— $-

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy — -

Selling, General and Administrative Expenses — -

Operating Income — -

OTHER INCOME AND EXPENSES .

Interest Expense — (321,190)

Other Income (Expense), Net — -

Net Profit (Loss) Before Reorganization Items — 321,190

REORGANIZATION ITEMS

Professional Fees — -

U. S. Trustee Quarterly Fees — -

Estimated Claims Adjustments — 52,575,585

Interest Earned on Accumulated Cash from Chapter 11 — -

Loss / (Gain) from Sale of Equipment — (3,070,611)

Other Reorganization Expenses — -

Total Reorganization Expenses — 49,504,974

Income Taxes — -

Net Profit (Loss) $- $(49,183,784)

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Oct 4 - Oct 31, 2009

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ -
Accounts Receivable (Net)	-	-
Inventories	-	-
Prepaid Expenses	22,873,499	-
Professional Retainers	-	-
TOTAL CURRENT ASSETS	22,873,499	-
PROPERTY AND EQUIPMENT		
Property and Equipment	-	1,459,000
OTHER ASSETS		
Other Assets (see attached schedule)	197,625,465	215,160,000
TOTAL OTHER ASSETS	197,625,465	215,160,000
TOTAL ASSETS	$ 220,498,964	$ 216,619,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ -
Taxes Payable	-	-
Wages Payable	-	-
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities	-	-
TOTAL POST-PETITION LIABILITIES	-	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	75,000,000	22,424,000
Unsecured Debt	1,260,778	451,000
TOTAL PRE-PETITION LIABILITIES	76,260,778	22,875,000
TOTAL LIABILITIES	76,260,778	22,875,000
OWNER EQUITY		
Capital Stock	308,522	309,000
Additional Paid-In Capital	632,393,873	632,394,000
Retained Earnings - Pre-Petition	(438,959,235)	(438,959,000)
Retained Earnings - Post-Petition	(49,504,974)	-
NET OWNER EQUITY	144,238,186	193,744,000
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 220,498,964	$ 216,619,000

- -

In re: EBHI Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: Oct 4—Oct 31, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITON DATE

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates $197,025,465 $214,560,000

Investment in subsidiaries 600,000 600,000

197,625,465 215,160,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITON DATE

OTHER POST-PETITION LIABILITIES

In re: EBHI Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: Oct 4—Oct 31, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Amargosa, Inc. Debtor

Case No.: 09-12100

Reporting Period: Oct 4—Oct 31, 2009

MONTHLY OPERATING REPORT

Form No. Document Attached Explanation Attached Affidavit/ Supplement Attached

REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements MOR-1 Yes

Bank Reconciliation MOR-la Yes

Schedule of Professional Fees Paid MOR-1 b No Note 1

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 Yes MOR-4a & 4b

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 Yes

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note]

Debtor Questionnaire MOR-5 Yes

Notes:

(1)	Requested information is not applicable to reporting entity.

(2) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual* 11/18/09 Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Oct 4—Oct 31, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123 (R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Oct 4 - Oct 31, 2009

MOR-1: CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	ACTUAL	PROJECTED(2)	ACTUAL	PROJECTED(2)
BEGINNING CASH	$ 32,030,719	$ -	$ 3,677,900	$ -
RECEIPTS				
CASH SALES	-	-	107,137,714	-
LOANS AND ADVANCES (1)	-	-	(5,337,303)	-
CLOSING DAY FUNDS	-	-	39,664,379	-
LCs RELEASED	19,761	-	1,056,367	-
CLOSING DAY ESCROWS	4,116,835	-	8,761,806	-
TAX REFUNDS	262,157	-	268,542	-
PREPAID INSURANCE - UNEARNED PREMIUMS	2,205		2,205	
OTHER MISC	1	-	16,229	-
TOTAL RECEIPTS	4,400,958	-	151,569,940	-
DISBURSEMENTS				
PAYROLL & BENEFITS	-	-	33,252,996	-
MERCHANDISE PAYMENTS	-	-	25,674,185	-
RENT & OCCUPANCY	-	-	16,026,836	-
OTHER OPERATING	-	-	20,860,757	-
CAPITAL EXPENDITURES	-	-	1,256,383	-
TAXES	49,299	-	2,221,354	-
CASH SWEEP FROM ASSET SALE	-	-	720,063	-
PROFESSIONAL FEES	24,599	-	4,602,449	-
FINANCING COSTS	-	-	2,961,830	-
UTILITY DEPOSITS	-	-	724,098	-
BANK FEES	-		5,341	
CONTRIBUTION TO CLOSING DAY ESCROWS	600,000		4,613,180	
OTHER NON-ORDINARY COURSE	114,074	-	8,531,613	-
WORKERS COMP & BENEFIT WIND-DOWN EXPENSE	27,769		27,769	
TERM LENDER DISTRIBUTION	19,103,077		19,103,077	
RESOLVED CURE ESCROW	24,178	-	1,361,821	-
UNRESOLVED CURE ESCROW	1,136,727	-	1,199,093	-
PARTIALLY PAID CURE ESCROW	46,313	-	587,793	-
LEASE CURE ESCROW	933	-	6,433	-
WORKING CAPITAL ESCROW	-	-	5,500	-
CARVE-OUT ESCROW	2,891,420	-	5,582,917	-
CHANGE IN FLOAT	(297,433)	-	(6,788,368)	-
TOTAL DISBURSEMENTS	23,720,956	-	142,537,119	-
NET CASH FLOW	(19,319,998)	-	9,032,821	-
ENDING CASH (3)	$ 12,710,721	$ -	$ 12,710,721	$ -

Notes:

(1) Loans and Advances are net of any revolver pay downs.

(2) Previously provided projections are no longer relevant for comparison purposes given the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings, LLC.

(3) Cash balances exclude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Oct 4 - Oct 31, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number		Balance
Bank of America	ex-Photo Shoot (Check Disbursements)	XXXXXX0685	$	3,508
Bank of America	APA Account (Wire/Check Disbursements)	XXXXXX6550		585,045
Bank of America	Estate Funds Account	XXXXXX7561		6,293,603
Bank of America	Segregated Deposit Account	XXXXXX3642		5,828,565
Bank of America	Estate Settlement Account	XXXXXX5378		-
Citibank (1)	CIGNA VEBA Imprest	XXXX8273		439,922
JP Morgan Chase Bank (1)	UHG Benefits Disbursement (VEBA)	XXXXX1970		76,000
LaSalle Global Trust Services (2)	Expeditors Escrow Account	XX0679		985,569

(1) VEBA related imprest cash accounts exluded from balance sheet.

(2) Amount is included in Prepaid Expenses on MOR - 3: Balance Sheet.

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

In re: Amargosa, Inc. Debtor

Case No.: 09-12100

Reporting Period: Oct 4—Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $— $ 88,019,452

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy 60,701,573

Selling, General and Administrative Expenses 376,358 30,186,391

Operating Income (376,358) (2,868,512)

OTHER INCOME AND EXPENSES

Interest Expense 231,564 7,161,573

Other Income (Expense), Net (see attached schedule) (1) 208,372

Net Profit (Loss) Before Reorganization Items (607,921) (9,821,712)

REORGANIZATION ITEMS

Professional Fees 1,487,075 11,806,013

U.S. Trustee Quarterly Fees 12,925 75,925

Estimated Claims Adjustments (127,818) 18,891,911

Interest Earned on Accumulated Cash from Chapter 11 — -

Loss / (Gain) from Sale of Equipment 1,223,732 52,068,427

Other Reorganization Expenses — 4,695,817

Total Reorganization Expenses 2,595,914 87,538,092

Income Taxes 792,903 1,643,492

Net Profit (Loss) $ (3,996,738) $ (99,003,296)

In re: Amargosa, Inc. Debtor

Case No.: 09-12100

Reporting Period: Oct 4 – Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative filing to Date

Other Income $— $208,264

Equity in (earnings) of foreign joint ventures — 109

Investment income (1) (1)

Bank Fee $ (1) $ 208,372

In re: Amargosa, Inc. Debtor

Case No. : 09-12100

Reporting Period: Oct 4—Oct 31, 2009

MOR-3: BALANCE SHEET

BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

ASSETS

CURRENT ASSETS

Unrestricted Cash and Equivalents (1) $ 12,127,494 $ 8,720,000

Accounts Receivable (Net) — 18,546,000

Inventories — 108,368,000

Prepaid Expenses 14,549,144 14,676,000

Professional Retainers 209,476 1,641,000

TOTAL CURRENT ASSETS 26,886,114 151,951,000

PROPERTY AND EQUIPMENT

Property and Equipment — 93,385,000

OTHER ASSETS

Other Assets (see attached schedule) 20,070,062 195,614,000

TOTAL OTHER ASSETS 20,070,062 195,614,000

TOTAL ASSETS $ 46,956,176 $ 440,950,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Accounts Payable $— $ 1,195,000

Taxes Payable 461,730 4,347,574

Wages Payable 820,231 8,066,000

Rent / Leases—Building/Equipment — 39,058,000

Professional Fees 2,945,613 -

Secured Debt / Adequate Protection Payments — 41,411,000

Other Post-Petition Liabilities (see attached schedule) 517,155,155 572,709,426

TOTAL POST-PETITION LIABILITIES 521,382,729 666,787,000

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments 43,794,283 177,238,000

Priority Debt — -

Unsecured Debt 37,470,196 53,727,000

TOTAL PRE-PETITION LIABILITIES 81,264,479 230,965,000

TOTAL LIABILITIES 602,647,208 897,752,000

OWNER EQUITY

Capital Stock 500,000 500,000

Retained Earnings—Pre-Petition (448,395,266) (448,396,000)

Retained Earnings—Post-Petition (99,003,294) -

Adjustments to Owner Equity (see attached schedule) (8,792,473) (8,906,000)

NET OWNER EQUITY (555,691,033) (456,802,000)

TOTAL LIABILITIES AND OWNERS’ EQUITY $46,956,176 $ 440,950,000

(1)	Cash balances exclude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Oct 4 - Oct 31, 2009

MOR-3: BALANCE SHEET
(Continuation Sheet)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
OTHER CURRENT ASSETS		
OTHER ASSETS		
Goodwill	$ -	$ 43,175,000
Trademarks	-	105,110,000
Licensing agreements	-	11,667,000
Investment in subsidiaries	20,070,062	20,070,000
Investment in foreign joint venture (EB Japan)	-	7,131,000
Deferred financing fees	-	2,636,000
Capitalized software	-	5,825,000
	20,070,062	*195,614,000*

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
OTHER POST-PETITION LIABILITIES		
Bank overdraft	$ -	$ 3,252,000
Deferred tax liabilities (current & non-current)	-	41,375,000
Intercompany payables to affiliates	512,300,242	508,742,000
Sales, payroll and business taxes	-	425,426
Allowance for sales returns	-	6,015,000
Gift certificates & deferred revenues	-	3,183,000
Other accrued expenses	426,354	6,414,000
Non-current post-retirement liabilities	3,303,075	3,303,000
Purchase Price Adjustment Accrual (1)	1,125,484	-
	517,155,155	*572,709,426*
ADJUSTMENTS TO OWNER EQUITY		
OCI - Foreign currency translation adjustments and other post retirment	$ (8,792,474)	$ (8,906,000)

Notes:
(1) Based on "Notice Pursuant to Section 3.2(b) of Asset Purchase Agreement" sent by Everest Holdings, LLC dated Oct. 12, 2009. Amount subject to further review

In re: Amargosa, Inc.
Debtor

Case No.: 09-12100
Reporting Period: Oct 4 - Oct 31, 2009

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check or EFT	Ending Tax Liability
Withholding	$ -	$ 3,692	$ (3,692)	10/14/2009	Check	$ -
FICA-Employee	-	-	-	N/A	N/A	-
FICA-Employer	-	-	-	N/A	N/A	-
Unemployment	-	-	-	N/A	N/A	-
Income tax (1)	-	(261,356)	261,356	10/13/2009	EFT	-
Total Federal Taxes	$ -	$ (257,664)	$ 257,664			$ -
STATE AND LOCAL						
Withholding	$ -	$ 1,904	(1,904)	10/8/2009	EFT	-
Sales & Use	378,593	(344,213)	(799)	10/29/2009	Check	33,581
Excise	36,480	854	(29,788)	Various	Various	7,546
Unemployment	-	-	-	N/A	N/A	-
Real Property	46,618	-	-	N/A	N/A	46,618
Personal Property	95,627	183,117	(13,117)	Various	Various	265,627
Income tax (1)	64,969	43,388	-	N/A	N/A	108,357
Franchise (2)	-	-	-	N/A	N/A	-
Total State and Local Taxes	$ 622,288	$ (114,950)	$ (45,608)			$ 461,730

Notes:

(1) Amount represents 2008 Federal Income Tax Refund received

Sales and use tax returns have been filed in accordance with the Company's tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

		NUMBER OF DAYS PAST DUE				
	Current	0-30	31-60	61-90	Over 90	Total
Taxes Payable	461,730	-	-	-	-	461,730
Professional Fees	2,945,613	-	-	-	-	2,945,613
Non-current post-retirement liabilities	3,303,075	-	-	-	-	3,303,075
Intercompany payables to affiliates	512,300,242	-	-	-	-	512,300,242
Other accrued expenses	426,354	-	-	-	-	426,354
Wages payable	820,231	-	-	-	-	820,231
Purchase Price Adjustment Accrual (1)	1,125,484	-	-	-	-	1,125,484
Total Post-Petition Debts	$ 521,382,729	$ -	$ -	$ -	$ -	$ 521,382,729

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Oct 4 - Oct 31, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Name	Amount Paid	Payment Date	EFT/Check
FEDERAL				
Withholding	Internal Revenue Service (Dept of Treasury)	3,692	10/14/09	Check
Total Federal		$ 3,692		
STATE AND LOCAL				
Withholding	Ceridien Payroll Trust	1,904	10/08/09	EFT
Total Personal Property Tax		$ 1,904		
PERSONAL PROPERTY TAX				
Personal Property Tax	Johnson County Treasurer	743	10/07/09	Check
Personal Property Tax	Gwinnett County Tax Commissioner	2,737	10/07/09	Check
Personal Property Tax	Cobb County Tax Commissioner	2,332	10/07/09	Check
Personal Property Tax	Los Angeles County Tax Collector	80	10/13/09	Check
Personal Property Tax	County Of Los Angeles	20	10/13/09	Check
Personal Property Tax	Henry County Tax Commissioner	1,522	10/20/09	Check
Personal Property Tax	Pima County Treasurer	872	10/20/09	Check
Personal Property Tax	City Of South Portland	24	10/20/09	Check
Personal Property Tax	Maricopa County Treasurer	521	10/20/09	Check
Personal Property Tax	Teton County Treasurer	202	10/20/09	Check
Personal Property Tax	City Of Marietta	1,442	10/20/09	Check
Personal Property Tax	Kenton County Sheriff	1,014	10/20/09	Check
Personal Property Tax	Laporte County	212	10/20/09	Check
Personal Property Tax	Hamilton County Treasurer	669	10/20/09	Check
Personal Property Tax	Pulaski County	727	10/20/09	Check
Total Personal Property Tax		$ 13,117		
SALES & USE				
Sales & Use	Wisconsin Department of Revenue	799	10/29/09	Check
Total Sales & Use		$ 799		
EXCISE TAX				
Excise Tax	City of Bellevue	9,401	10/28/09	Check
Excise Tax	City of Olympia	95	10/28/09	Check
Excise Tax	City of Seattle	1,202	10/28/09	Check
Excise Tax	City of Tacoma	147	10/28/09	Check
Excise Tax	Ohio Department of Taxation	18,407	10/07/09	EFT
Excise Tax	Secretary of State (Louisiana)	25	10/07/09	Check
Excise Tax	Secretary of State (South Dakota)	50	10/07/09	Check
Excise Tax	Arizona Corporation Commission	45	10/13/09	Check
Excise Tax	City of Fresno	95	10/28/09	Check
Excise Tax	Nevada Dept. of Taxation	246	10/29/09	Check
Excise Tax	Department of Licensing (Washington)	29	10/28/09	Check
Excise Tax	NYS Assessment Receivables	46	10/13/09	Check
Total Excise		$ 29,788		
STATE AND LOCAL INCOME TAX				
Total Income tax		$ -

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Oct 4 - Oct 31, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
City of Danbury	CT	Property Tax	10/15/09
Town of South Windsor	CT	Property Tax	10/15/09
Town of Westbrook	CT	Property Tax	10/15/09
State of Iowa	IA	Sales	10/21/09
State of Iowa	IA	Use	10/23/09
State of California	CA	Sales & Use	10/30/09
State of California	CA	Transfer Tax	10/30/09
City of Bellevue	WA	Gross Receipts	10/29/09
City of Olympia	WA	Gross Receipts	10/29/09
City of Seattle	WA	Gross Receipts	10/29/09
City of Tacoma	WA	Gross Receipts	10/29/09
Wisconsin Department of Revenue - Resort Tax	WI	Sales Tax	10/29/09
State of Indiana	IN	Income Tax	10/15/09
State of Iowa	IA	Income Tax	10/15/09
State of Kansas	KS	Franchise Tax	10/15/09
State of Kentucky	KY	Income Tax	10/15/09
State of Louisiana	LA	Income Tax	10/15/09
State of Michigan	MI	Income Tax	10/15/09
State of Missouri	MO	Income Tax	10/15/09
State of New Jersey	NJ	Income Tax	10/15/09
State of North Carolina	NC	Income Tax	10/15/09
State of Ohio	OH	Franchise Tax	10/15/09
State of Ohio - EBFS	OH	Franchise Tax	10/15/09
State of Oklahoma	OK	Income Tax	10/15/09
State of Oklahoma	OK	Franchise Tax	10/15/09
State of Pennsylvania	PA	Income Tax	10/15/09
State of Tennessee	TN	Income Tax	10/15/09
State of Virginia	VA	Income Tax	10/15/09
State of Wisconsin	WI	Income Tax	10/15/09
State of Alaska	AK	Income Tax	10/15/09
State of Arizona	AZ	Income Tax	10/15/09
State of California	CA	Income Tax	10/15/09
State of Colorado	CO	Income Tax	10/15/09
State of Idaho	ID	Income Tax	10/15/09
State of Illinois	IL	Income Tax	10/15/09
State of Kansas	KS	Income Tax	10/15/09
State of Maine	ME	Income Tax	10/15/09
State of Minnesota	MN	Income Tax	10/15/09
State of Montana	MT	Income Tax	10/15/09
State of New Hampshire	NH	Income Tax	10/15/09
State of North Dakota	ND	Income Tax	10/15/09
State of Oregon	OR	Income Tax	10/15/09
State of Utah	UT	Income Tax	10/15/09
State of Vermont	VT	Income Tax	10/15/09
City of Lexington Board of Education	KY	Income Tax	10/15/09
City of Lexington	KY	Income Tax	10/15/09
City of Louisville	KY	Income Tax	10/15/09
City of Kansas City	KS	Income Tax	10/15/09
Multnomah County	OR	Income Tax	10/15/09
City of Columbus & Groveport	OH	Income Tax	10/31/09

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Oct 4 - Oct 31, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
City of Columbus & Groveport - EBFS	OH	Income Tax	10/31/09
City of Toledo	OH	Income Tax	10/31/09
City of Fairlawn	OH	Income Tax	10/31/09
City of Norwood	OH	Income Tax	10/31/09

In re: Amargosa, Inc. Debtor

Case No.: 09-12100

Reporting Period: Oct 4—Oct 31, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an Investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1) X

Bank of America

Date: October 20, 2009

Global Client Services Unit: 05693

Eddie Bauer

10401 NE 8th Street Ste 500

Bellevue WA 98004

Attn: Brent Kugman

Dear: Mr. Kugman

Thank you for opening your account with Bank of America. Please take a moment to review the following information and notify us if any changes are necessary.

Account Number: 3642

Type of account Analyzed Checking

Taxpayer ID Number: 9737

Zero balance / Master Account information: N/A

Location Reference Number: N/A

Statement cycle: EOM

Supplies ordered: N/A

Services linked to this account; Add to BA Direct ID eddieb01 cdr, pdr, PI.

Enclosed is my business card for your reference. I have enclosed a Deposit Agreement and Disclosures Facts about Corporate Deposit Account Programs booklet, which contains information about the terms of your deposit account. The terms are part of the deposit account agreement between you and Bank of America. Continued use of this account indicates your agreement to be bound by the terms and conditions contained in this booklet.

Pursuant to requirements of law, including the USA Patriot Act, Bank of America is obtaining information and will take necessary actions to verify your company’s identity.

We value your relationship and look forward to continuing to serve your banking needs.

Sincerely,

Enclosure

Bank of America, CA4-701-10-57

1655 Grant Street, Bldg. A l0th Floor, Concord, CA 94520

00-35-1735NSB 09-19-2003

Date : October 27, 2009

Bank of America

Global Client Services
Unit: 05693

Eddie Bauer Inc
10401 NE 8th Street Ste 500
Bellevue WA 98004

Attn: Brent Kugman

Dear: Mr. Kugman

Thank you for opening your account with Bank of America. Please take a moment to review the following information and notify us if any changes are necessary.

Account Number:	5378
Type of account	Analyzed Checking
Taxpayer ID Number:	9737
Zero balance / Master Account information:	N/A
Location Reference Number:	N/A
Statement cycle:	EOM
Supplies ordered:	**Checks**
Services linked to this account:	**BA Direct PDR, CDR, PI, Online Statement, account transfers.**

Enclosed is my business card for your reference. I have enclosed a Deposit Agreement and Disclosures Facts about Corporate Deposit Account Programs booklet, which contains information about the terms of your deposit account. The terms are part of the deposit account agreement between you and Bank of America. Continued use of this account indicates your agreement to be bound by the terms and conditions contained in this booklet.

Pursuant to requirements of law, including the USA Patriot Act, Bank of America is obtaining information and will take necessary actions to verify your company's identity.

We value your relationship and look forward to continuing to serve your banking needs.

Sincerely,

Enclosure

Cc:

Bank of America, CA4-701-10-57
1655 Grant Street, Bldg. A 10th Floor, Concord, CA 94520

00-35-1735NSB 09-19-2003

Recycled Paper

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Gobi Fulfillment Services, Inc. Debtor Case No. : 09-12101

Reporting Period: Oct 4—Oct 31, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-l No Note 1

Bank Reconciliation MOR-l a No Note 2

Schedule of Professional Fees Paid MOR-l b No Note 2

Copies of bank statements No Note 3

Cash disbursements journals No Note 3

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 Yes

Copies of IRS Form 6123 or payment receipt No Note 3

Copies of tax returns filed during reporting period No Note 3

Summary of Unpaid Post-Petition Debts MOR-4 Yes

Listing of aged accounts payable MOR-4 No Note 3

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

11/18/09

Signature of Authorized Individual* Date

Brent I. Kugman Chief Restructuring Officer

Printed Name of Authorized Individual Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Gobi Fulfillment Services, Inc. Debtor Case No. : 09-12101

Reporting Period: Oct 4—Oct 31, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Gobi Fulfillment Services, Inc. Debtor Case No. : 09-12101

Reporting Period: Oct 4—Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $— $ 3,191,224

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy — 595,014

Selling, General and Administrative Expenses — 2,584,451

Operating Income — 11,759

OTHER INCOME AND EXPENSES

Interest Expense — -

Other income (Expense), Net — -

Net Profit (Loss) Before Reorganization Items — 11,759

REORGANIZATION ITEMS

Professional Fees — -

U. S. Trustee Quarterly Fees — -

Estimated Claims Adjustments — (1,341)

Interest Earned on Accumulated Cash from Chapter 11 — -

Loss / (Gain) from Sale of Equipment (118,363) 21,779,215

Other Reorganization Expenses — (2,275,250)

Total Reorganization Expenses (118,363) 19,502,624

Income Taxes — -

Net Profit (Loss) $ 118,363 $ (19,490,865)

In re: Gobi Fulfillment Services, Inc. Debtor

Case No.: 09-12101

Reporting Period: Oct 4—Oct 31, 2009

MOR-3: BALANCE SHEET

ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

CURRENT ASSETS

Unrestricted Cash and Equivalents $- $ 598,000

Accounts Receivable (Net) — 124,000

Inventories — -

Prepaid Expenses — 540,000

Professional Retainers — -

TOTAL CURRENT ASSETS — 1,262,000

PROPERTY AND EQUIPMENT — -

Property and Equipment — 51,326,000

OTHER ASSETS

Other Assets (see attached schedule) 38,066,801 8,626,000

TOTAL OTHER ASSETS 38,066,801 8,626,000

TOTAL ASSETS $ 38,066,801 $61,214,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable $— $ 131,000

Taxes Payable 930,570 954,000

Wages Payable — 3,127,000

Rent / Leases—Building/Equipment — -

Professional Fees — -

Secured Debt / Adequate Protection Payments — -

Other Post-Petition Liabilities (see attached schedule) 146,019 499,000

TOTAL POST-PETITION LIABILITIES 1,076,589 4,711,000

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments — -

Priority Debt — -

Unsecured Debt 222,964 246,000

TOTAL PRE-PETITION LIABILITIES 222,964 246,000

TOTAL LIABILITIES 1,299,553 4,957,000

OWNER EQUITY

Capital Stock 1,000 1,000

Retained Earnings—Pre-Petition (11,755) (12,000)

Retained Earnings—Post-Petition (19,490,865) -

Additional Paid-in Capital 56,268,869 56,268,000

NET OWNER EQUITY 36,767,248 56,257,000

TOTAL LIABILITIES AND OWNERS’ EQUTY $ 38,066,801 $61,214,000

In re: Gobi Fulfillment Services, Inc. Debtor

Case No.: 09-12101

Reporting Period: Oct 4—Oct 31, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates $ 38,066,801 $ 8,626,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER POST-PETITION LIABILITIES

Bank overdraft $ — $ 277,000

Accrued expenses 146,019 222,000

146,019 499,000

In re: Gobi Fulfillment Services, Inc. Debtor

Case No.: 09-12101

Reporting Period: Oct 4—Oct 31, 2009

MOR-4: STATUS OF POST-PETITION TAXES

Beginning Tax Liability Amount Withheld or Accrued Amount Paid Date Paid Check No or EFT Ending Tax, Liability

FEDERAL

Withholding $- $- $- N/A N/A $

FICA-Employee ——— N/A N/A -

FICA-Employer ——— N/A N/A -

Unemployment ——— N/A N/A -

Income tax ——— N/A N/A -

Savings Bond ——— N/A N/A -

Total Federal Taxes $- $- $- $-

STATE AND LOCAL

Withholding $- $- $- N/A, N/A $-

Sales & Use ——— N/A N/A -

Excise ——— N/A N/A -

Unemployment ——— N/A N/A -

Real Property 930,570 —— N/A N/A 930,570

Personal Property ——— N/A N/A -

Income tax ——— N/A N/A -

Total State and Local Taxes $ 930,570 $- $- $ 930,570

Sales and use tax returns have been filed in accordance with the Company’s tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-l.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer

Authorized Representative

Brent I. Kugman

Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

NUMBER OF DAYS PAST DUE

Current 0-30 31-60 61-90 Over 90 Total

Accrued Expenses $ 146,019 $- $- $- $- $ 146,019

Taxes Payable 930,570 ———— 930,570

Total Post-Petition Debts $ 1,076,589 $- $- $- $- $ 1,076,589

In re: Gobi Fulfillment Services, Inc. Debtor

Case No.: 09-12101

Reporting Period: Oct 4—Oct 31, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance overages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Arabian Diversified Sales, LLC. Debtor

Case No. : 09-12103

Reporting Period: Oct 4—Oct 31, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit /

Supplement

Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-la No Note 2

Schedule of Professional Fees Paid MOR-1 b No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

11/18/09Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner jf debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Arabian Diversified Sales, LLC. Debtor

Case No. : 09-12103

Reporting Period: Oct 4—Oct 31, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Arabian Diversified Sales, LLC. Debtor

Case No.: 09-12103

Reporting Period: Oct 4—Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

Current Month Cumulative Filing to Date

REVENUE

Net Revenue $- $1,119,562

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy — -

Selling, General and Administrative Expenses — 193,930

Operating Income — 925,632

OTHER INCOME AND EXPENSES

Interest Expense — -

Other Income (Expense), Net (sec attached schedule) — 1,003,010

Net Profit (Loss) Before Reorganization Items — 1,928,642

REORGANIZATION ITEMS

Professional Fees — -

U. S. Trustee Quarterly Fees — -

Estimated Claims Adjustments — -

Interest Earned on Accumulated Cash from Chapter 11 — -

Loss / (Gain) from Sale of Equipment 20,114 20,114

Other Reorganization Expenses — -

Total Reorganization Expenses 20,114 20,114

Income Taxes — -

Net Profit (Loss) $ (20,114) $ 1,908,528

In re: Arabian Diversified Sales, LLC. Debtor

Case No. : 09-12103

Reporting Period: Oct 4—Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date

Other Income

Interest Income on Intercompany Receivable $- $1,003,010

In re: Arabian Diversified Sales, LLC. Debtor

Case No.: 09-12103

Reporting Period: Oct 4—Oct 31, 2009

MOR-3: BALANCE SHEET

ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

CURRENT ASSETS

Unrestricted Cash and Equivalents $- $(5167)

Accounts Receivable (Net) — 1,565,000

Inventories — -

Prepaid Expenses — -

Professional Retainers — -

TOTAL CURRENT ASSETS — 1,559,833

PROPERTY AND EQUIPMENT

Property and Equipment — -

OTHER ASSETS

Other Assets (see attached schedule) 66,529,940 63,061,167

TOTAL OTHER ASSETS 66,529,940 63,061,167

TOTAL ASSETS $ 66,529,940 $ 64,621,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable $- $-

Taxes Payable — -

Wages Payable — -

Rent / Leases—Building/Equipment — -

Professional Fees — -

Secured Debt / Adequate Protection Payments — -

Other Post-Petition Liabilities — -

TOTAL POST-PETITION LIABILITIES — -

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments — -

Priority Debt — -

Unsecured Debt — -

TOTAL PRE-PETIT1ON LIABILITIES — -

TOTAL LIABILITIES — -

OWNER EQUITY

Additional Paid-In Capital 5,247,398 5,247,000

Retained Earnings—Pre-Petition 59,374,014 59,374,000

Retained Earnings—Post-Petition 1,908,528 -

NET OWNER EQUITY 66,529,940 64,621,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $66,529,940 $64,621,000

In re: Arabian Diversified Sales, LLC. Debtor Case No. : 09-12103

Reporting Period: Oct 4—Oct 31, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates $ 66,529,940 $ 63,061,167

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER POST-PETITION LIABILITIES

In re: Arabian Diversified Sales, LLC. Debtor

Case No.: 09-12103

Reporting Period: Oct 4—Oct 31, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Gibson Services, LLC. Debtor

Case No.: 09-12104

Reporting Period: Oct 4—Oct 31, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit/Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-la No Note 2

Schedule of Professional Fees Paid MOR-1 b No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 Yes

Listing of aged accounts payable MOR-4 No Note 3

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

11/18/09 Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Gibson Services, LLC. Case No. : 09-12104

Debtor Reporting Period: Oct 4—Oct 31, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Gibson Services, LLC. Debtor

Case No.: 09-12104

Reporting Period: Oct 4—Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $- $-

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy — -

Selling, General and Administrative Expenses — 33,575

Operating Income — (33,575)

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) — 245,027

Interest Expense — -

Net Profit (Loss) Before Reorganization Items — 211,451

REORGANIZATION ITEMS

Professional Fees — -

U. S. Trustee Quarterly Fees — -

Interest Earned on Accumulated Cash from Chapter 11 — -

Loss / (Gain) from Sale of Equipment — (12,516,082)

Other Reorganization Expenses — -

Total Reorganization Expenses — (12,516,082)

Income Taxes — -

Net Profit (Loss) $- $12,727,533

In re: Gibson Services, LLC. Debtor

Case No.: 09-12104

Reporting Period: Oct 4—Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date

Other Income

Interest income on intercompany receivable $- $ 245,027

In re: Gibson Services, LLC. Debtor

Case No.: 09-12104

Reporting Period: Oct 4—Oct 31, 2009

MOR-3: BALANCE SHEET

ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

CURRENT ASSETS

Unrestricted Cash and Equivalents $- $-

Accounts Receivable (Net) — -

Inventories — -

Prepaid Expenses — -

Professional Retainers — -

TOTAL CURRENT ASSETS — -

PROPERTY AND EQUIPMENT

Property and Equipment — -

OTHER ASSETS

Other Assets (see attached schedule) — 13,783,000

TOTAL OTHER ASSETS — 13,783,000

TOTAL ASSETS $— $13,783,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Accounts Payable $- $-

Taxes Payable — -

Wages Payable — -

Rent / Leases—Building/Equipment — -

Professional Fees — -

Secured Debt / Adequate Protection Payments — -

Other Post-Petition Liabilities (see attached schedule) 1,707,872 28,218,000

TOTAL POST-PETITION LIABILITIES 1,707,872 28,218,000

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments — -

Priority Debt — -

Unsecured Debt — -

TOTAL PRE-PETITION LIABILITIES — -

TOTAL LIABILITIES 1,707,872 28,218,000

OWNER EQUITY

Additional Paid-In Capital (33,671,405) (33,671,000)

Retained Earnings—Pre-Petition 19,236,000 19,236,000

Retained Earnings—Post-Petition 12,727,533 -

NET OWNER EQUITY (1,707,872) (14,435,000)

TOTAL LIABILITIES AND OWNERS’ EQUITY $(0) $13,783,000

In re: Gibson Services, LLC. Debtor

Case No.: 09-12104

Reporting Period: Oct 4—Oct 31, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $- $ 13,783,000

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Intercompany payables to affiliates $1,707,872 $-

In re: Gibson Services, LLC. Debtor

Case No. : 09-12104

Reporting Period: Oct 4—Oct 31, 2009

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

NUMBER OF DAYS PAST DUE

Current 0-30 31-60 61-90 Over 90 Total

Intercompany payables to affiliates 1,707,872 1,707,872

Total Post-Petition Debts $ 1,707,872 $- $- $- $- $ 1,707,872

In re: Gibson Services, LLC. Debtor

Case No.: 09-12104

Reporting Period: Oct 4—Oct 31, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105

Reporting Period: Oct 4—Oct 31, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached

Explanation Attached Affidavit/ Supplement Attached

Schedule of cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1 a No Note 2

Schedule of Professional Fees Paid MOR-1 b No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

11/18/09 Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

*Authorized individual must be an offficer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Karakum International Development, LLC. Case No.: 09-12105

Debtor Reporting Period: Oct 4—Oct 31, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105

Reporting Period: Oct 4—Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $- $919,101

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy — -

Selling, General and Administrative Expenses — 47,599

Operating Income — 871,501

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) — 710,688

Interest Expense — -

Net Profit (Loss) Before Reorganization Items — 1,582,190

REORGANIZATION ITEMS

Professional Fees — -

U. S. Trustee Quarterly Fees — -

Interest Earned on Accumulated Cash from Chapter 11 — -

Loss / (Gain) from Sale of Equipment — -

Other Reorganization Expenses — -

Total Reorganization Expenses — -

Income Taxes — -

Net Profit (Loss) $- $ 1,582,190

In re: Karakum International

Development, LLC. Debtor

Case No.: 09-12105

Reporting Period: Oct 4—Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filling to Date

Other Income

Interest income on intercompany receivable $- $ 710,688

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105

Reporting Period: Oct 4—Oct 31, 2009

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $- $-

Accounts Receivable (Net) — 1,079,000

Inventories — -

Prepaid Expenses — -

Professional Retainers — -

TOTAL CURRENT ASSETS — 1,079,000

PROPERTY AND EQUIPMENT

Property and Equipment — -

OTHER ASSETS

Other Assets (see attached schedule) 43,811,010 41,150,000

TOTAL OTHER ASSETS 43,811,010 41,150,000

TOTAL ASSETS $43,811,010 $ 42,229,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

LIABILITIES NOT TO COMPROMISE (Post-Petition)

Accounts Payable $- $-

Taxes Payable — -

Wages Payable — -

Rent / Leases—Building/Equipment — -

Professional Fees —

Secured Debt / Adequate Protection Payments — -

Other Post-Petition Liabilities — -

TOTAL POST-PETITION LIABILITIES — -

LIABILITIES NOT SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments — -

Priority Debt — -

Unsecured Debt — -

TOTAL PRE-PETITION LIABILITIES — -

TOTAL LIABILITIES — -

OWNER EQUITY

Additional Paid-in Capital 2,860,820 2,861,000

Retained Earnings—Pre-Petition 39,368,000 39,368,000

Retained Earnings—Post-Petition 1,582,190

NET OWNER EQUITY 43,811,010 42,229,000

TOTAL LIABILITIES AND OWNERS’ EQUITY . $ 43,811,010 $42,229,000

In re: Karakum International Development, LLC. Debtor

Case No. : 09-12105

Reporting Period: Oct 4—Oct 31, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 43,811,010 $ 41,150,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER POST-PETITION LIABILITIES

In re: Karakum International Development, LLC. Debtor

Case No. : 09-12105

Reporting Period: Oct 4—Oct 31, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1 Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Simpson Information Technology, LLC
Debtor

Case No. : 09-12106
Reporting Period: Oct 4 - Oct 31, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 1	
Schedule of Professional Fees Paid	MOR-1b	No	Note 1	
Copies of bank statements		No	Note 1	
Cash disbursements journals		No	Note 1	
Statement of Operations	MOR-2	No	Note 1	
Balance Sheet	MOR-3	No	Note 1	
Status of Post-Petition Taxes	MOR-4	No	Note 1	
Copies of IRS Form 6123 or payment receipt		No	Note 1	
Copies of tax returns filed during reporting period		No	Note 1	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 1	
Listing of aged accounts payable	MOR-4	No	Note 1	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1	
Debtor Questionnaire	MOR-5	No	Note 1	

Notes:

(1) Financial reporting for Simpson Information Technology, LLC is rolled up within Amargosa, Inc. and EBHI Holdings, Inc. within the Debtors' general ledger system and can not be readily segregated.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

11/18/09
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Sandy Financial Services Acceptance Corporation
Debtor

Case No. : 09-12107
Reporting Period: Oct 4 - Oct 31, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 1	
Schedule of Professional Fees Paid	MOR-1b	No	Note 1	
Copies of bank statements		No	Note 1	
Cash disbursements journals		No	Note 1	
Statement of Operations	MOR-2	No	Note 1	
Balance Sheet	MOR-3	No	Note 1	
Status of Post-Petition Taxes	MOR-4	No	Note 1	
Copies of IRS Form 6123 or payment receipt		No	Note 1	
Copies of tax returns filed during reporting period		No	Note 1	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 1	
Listing of aged accounts payable	MOR-4	No	Note 1	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1	
Debtor Questionnaire	MOR-5	No	Note 1	

Notes:

(1) Sandy Financial Services Acceptance Corporation is an inactive and dormant entity with no assets or ongoing operations.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

11/18/09
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Sonoran Acceptance Corporation Debtor

Case No. : 09-12108

Reporting Period: October 4—Oct 31, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1 a Yes

Schedule of Professional Fees Paid MOR-1 b No Note 2

Copies of bank statements No Note 3

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

11/18/09 Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Sonoran Acceptance Corporation Case No. : 09-12108

Debtor Reporting Period: October 4—Oct 31, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Sonoran Acceptance Corporation Case No. : 09-12108

Debtor Reporting Period: October 4—Oct 31, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME Account Description Account Number Balance

Deutsche Bank Trust (1) SAC Spiegel Trust XXXXXXXX000.1 $ 314,355

(1)	Amount is included in Other Assets on MOR-3: Balance Sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Brent I. Kugman

Authorized Representative Printed Name of Authorized Representative

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: October 4—Oct 31, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $- $-

OPERATING EXPENSES — -

Cost of Goods Sold, Including Buying and Occupancy — -

Selling, General and Administrative Expenses — -

Operating Income — -

OTHER INCOME AND EXPENSES — -

Other Income (Expense), Net — -

Interest Expense — -

Net Profit (Loss) Before Reorganization Items — -

REORGANIZATION ITEMS — -

Professional Fees — -

U. S. Trustee Quarterly Fees — -

Interest Earned on Accumulated Cash from Chapter 11 — -

Loss / (Gain) from Sale of Equipment (47) 6,065

Other Reorganization Expenses — -

Total Reorganization Expenses (47) 6,065

Income Taxes — -

Net Profit (Loss) $ 47 $(6,065)

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: October 4—Oct 31, 2009

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $- $201,583

Accounts Receivable (Net) — -

Inventories — -

Prepaid Expenses — -

Professional Retainers — -

TOTAL CURRENT ASSETS — 201,583

PROPERTY AND EQUIPMENT

Property and Equipment — -

OTHER ASSETS

Other Assets (see attached schedule) 180,881,858 180,686,417

TOTAL OTHER ASSETS 180,881,858 180,686,417

TOTAL ASSETS $180,881,858 180,888,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMlSE (Post-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Accounts Payable $- -

Taxes Payable — -

Wages Payable — -

Rent / Leases—Building/Equipment — -

Professional Fees — -

Secured Debt / Adequate Protection Payments — -

Other Post-Petition Liabilities — -

TOTAL POST-PETITION LIABILITIES — -

LIABIILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments — -

Priority Debt — -

Unsecured Debt — -

TOTAL PRE-PETITION LIABILITIES — -

TOTAL LIABILITIES — -

OWNER EQUITY

Capital Stock 100,000 100,000

Additional Paid-in Capital — -

Retained Earnings—Pre-Petition 180,787,923 180,788,000

Retained Earnings—Post-Petition (6,065) -

NET OWNER EQUITY 180,881,858 180,888,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $180,881,858 $180,888,000

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: October 4—Oct 31, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 180,567,503 $180,366,417

Deposit related to sold financing receivables 314,355 320,000

180,881,858 180,686,417

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: October 4—Oct 31, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account Other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X